1 May 2, 2025 SANTANDER HOLDINGS USA, INC. First Quarter 2025 Fixed Income Investor Presentation

2 This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA’s filings with the Securities and Exchange Commission from time to time may cause SHUSA’s performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA’s forward-looking statements renders those statements incorrect, SHUSA’s actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Santander Consumer USA Inc. (“SC”), Santander Bank, N.A. (“SBNA”), Banco Santander International (“BSI”), Santander Securities LLC (“SSLLC”), Santander US Capital Markets LLC (“SanCap”), as well as several other subsidiaries. The information in this presentation is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, SBNA, SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom. Important Information

3 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

SHUSA

Our business model focuses on four core segments as we continue to leverage Santander's connectivity

Core Segments and Q1'25 Assets ($B)		
Consumer	Market-leading full spectrum auto lender and Consumer and Business Banking ("CBB")	$69
Commercial	Leading multifamily bank lender and proven servicer	$27
Corporate & Investment Banking ("CIB")	Global hub for capital markets and investment banking	$30
Wealth Management	Leading brand in LatAm for high-net-worth ("HNW") clients	$55[1]

Santander

SHUSA $172B Assets

~10,600 employees

SHUSA is a wholly-owned subsidiary of Santander, one of the most respected banking groups in the world with approximately 175 million customers in Europe, Latin America and the U.S.

SHUSA's Main Subsidiaries



SC operates in all 50 states

SBNA
Products include:
- $81B deposits
- C&I[3]
- CRE[4]
- Auto
- Openbank

SANCAP
- Fixed-income, real estate, and finance advisory

SC
- Leading auto loan originator and top ABS[2] issuer

BSI
- Manages wealth for HNW clients

Santander

1 | Represents assets under management, which includes customer deposits, securities, loans and letters of credits
2 | Asset-backed securitization
3 | Commercial and industrial
4 | Commercial real estate

4

SHUSA Q1 2025 Results at a Glance

PERFORMANCE HIGHLIGHTS

Revenues

- Sustained revenue growth, supported by higher portfolio margins, improved funding costs, and robust fee income growth (+17% YoY) driven by consumer and deposit fees, CIB, and FDIC joint venture in CRE
- Partially offset by lower loan and lease volumes in Auto

Expenses

- Expenses improved sequentially (-2% QoQ) due to transformation initiatives across the company offset by strategic investments in CIB buildout and Openbank expansion

Credit

- Strong credit performance driven by resilient consumer behavior, used car prices, and seasonal recoveries. Net charge-offs ("NCOs") 9% lower YoY.

Capital and Liquidity

- Solid position evidenced by regulatory metrics (Common equity Tier 1 ("CET1") and total loss-absorbing capacity ("TLAC")), stress tests, and contingent liquidity

FINANCIAL METRICS

$366M
NET INCOME
Up $240M QoQ
Up $23M YoY

3.9%
NET INTEREST MARGIN ("NIM")
Up 8bps QoQ
Up 6bps YoY

CREDIT

10.9%
30-89 DAYS AUTO[1] DELINQUENCY
Down 113bps QoQ
Up 33bps YoY

0.6%
NCO RATE[2]
Down 6bps QoQ
Down 2bps YoY

CAPITAL/LIQUIDITY

12.5%
CET1

26.0%
TLAC RATIO

Santander

1 | Consumer auto only
2 | Total quarterly NCOs / average balance of financing receivables (Consumer + Commercial)

5

6 SHUSA Q1 2025 Financial Results Quarter ended Change ($M) 1Q25 4Q24 1Q24 QoQ YoY Net interest income (“NII”) $ 1,458 $ 1,414 $ 1,378 3% 6% Fees & other income 838 826 873 1% (4%) Other non-interest income 40 40 65 0% (38%) Net revenue 2,336 2,280 2,316 2% 1% General & administrative expenses (1,527) (1,567) (1,560) (3%) (2%) Credit loss (expense)/benefit (426) (620) (405) (31%) 5% Income before taxes 383 93 351 312% 9% Tax (expense)/benefit (17) 33 (8) (152%) 113% Net income $ 366 $ 126 $ 343 190% 7% NIM 3.9% 3.8% 3.8%

7 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

8 Other Liabilities3, 15% Money Market, 15% Secured Structured Financings ("SSF"), 13% Certificates of Deposit ("CDs"), 12% Other Borrowings 5, 12% Equity4, 10% Noninterest-Bearing (“NIB”) Demand, 8% Interest-Bearing (“IB”) Demand, 7% Savings, 4% Revolving Credit Facilities, 2% Trading Liabilities, 2% Auto Loans, 26% Investments, 19% Cash, 12% Other Assets 2, 10% C&I, 9% Auto Leases 1, 6% Multifamily, 6% CRE, 5% Residential, 4% Goodwill and Other Intangibles, 2% Other Consumer Loans, 1% SHUSA continues to target segments with proven competitive advantages such as auto and multifamily $172B Assets Q1 Balance Sheet Overview 1 | Operating leases 2 | Includes restricted cash, federal funds sold and securities purchased under resale agreements or similar arrangements, and loans held-for-sale (“LHFS”). 3 | Includes federal funds purchased and securities loaned or sold under repurchase agreements 4 | Includes mezzanine equity 5 | Includes Federal Home Loan Bank (“FHLB”) borrowings $154B Liabilities $18B Equity4

9 43 45 45 44 45 19 19 19 18 19 18 18 17 16 16 14 13 13 12 11 7 7 7 7 6 3 4 2 2 2 1 1 1 1 $105 $106 $104 $100 $100 1Q24 2Q24 3Q24 4Q24 1Q25 Loans HFS Balance Sheet Trends | Assets 1 | Other assets includes securities purchased under repurchase agreements and LHFS  Loans and leases down 4.8% YoY and flat QoQ, driven by declines in C&I and lease portfolios resulting from portfolio sales and amortization of existing portfolios, respectively.  Loan yields increased 0.6% YoY and 0.1% QoQ in consumer. Auto yields increased 0.8% YoY and 0.2% QoQ. Commercial yields were flat YoY and decreased 0.2% QoQ. Assets ($B) Yield on Loans ($B) Loans & Leases ($B) Q1 Recap ($B) Other Residential Leases C&I and Other Commercial CRE and Multifamily Auto Leases Cash Other Assets1 Investments Gross Loans 5.2% 13.5% 12.3% 9.5% 0% 5% 10% 15% 20% Total commercial Auto Total consumer Total loans 91 93 90 87 87 26 28 29 29 33 21 21 19 18 20 14 13 17 19 2114 13 13 12 11 $166 $168 $168 $165 $172 1Q24 2Q24 3Q24 4Q24 1Q25

10 Consumer 65% Commercial 17% CIB 3% Wealth Management 7% Other2 8% Balance Sheet Trends | Liabilities Deposits ($B) Cost of Deposits ($B)3 Liabilities & Equity ($B) Deposits by Business 1 | Other liabilities include securities sold under repurchase agreements and trading liabilities 2 | Other consists of deposits related to certain of SHUSA’s immaterial subsidiaries and corporate treasury deposits 3 | Cost of deposit numbers are rounded. 4 | Cycle beta represents deposit beta measured relative to 61 bps change in average Fed funds (“FF”) effective rate since the beginning of the rate cutting cycle, which began in Q3 2024 Q1 2025 Insured Deposits SBNA 64%NIB Deposits Equity Other Liabilities1 Borrowed Funds IB Deposits Savings IB Deposits NIB Deposits CDs Money Market 1.5% 1.8% 2.2% 2.4% 2.6% 2.7% 2.8% 2.6% 2.6% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 SHUSA down cycle beta4 ( Q3’24-Q1’25) = 20% 25 25 26 25 26 22 21 21 21 20 15 15 15 15 14 12 12 12 12 12 4 4 4 5 7 $78 $77 $78 $78 $79 1Q24 2Q24 3Q24 4Q24 1Q25 63 62 63 63 65 44 44 44 44 45 26 29 28 25 30 18 18 18 18 1815 15 15 15 14 $166 $168 $168 $165 $172 1Q24 2Q24 3Q24 4Q24 1Q25

Liquidity & Wholesale Funding

Borrowed Funds Profile | Balance ($B)

	Q1 2025	Q4 2024	Q1 2024	% Variance QoQ	% Variance YoY
SHUSA Unsecured Debt[1]	$ 15.5	$ 13.7	$ 12.5	13%	24%
SBNA Unsecured Debt[2]	-	-	2.0	-	-
FHLB	3.2	4.7	5.0	(33%)	(36%)
Credit-Linked Notes ("CLNs")	1.1	1.2	1.0	(10%)	4%
Third-Party Secured Funding[3]	3.2	4.0	3.4	(20%)	(5%)
Amortizing Notes	1.6	1.9	2.9	(14%)	(45%)
Securitizations	20.4	18.5	17.1	10%	19%
Total SHUSA Funding	45.0	44.0	43.9	2%	2%
Preferred Equity Issuance to Santander	$ 2.0	$ 2.0	$ 2.0	0%	0%

SBNA Contingent Liquidity[4] ($B)



1Q'25 Ratio: 165%
Cash and Immediately Available Sources of Liquidity
48.7
Liquidity from released govt. deposit collateral[5] 2.4
Liquidity from unencumbered securities (5% haircut) 2.7
Discount window 12.2
Capacity at FHLB 12.6
Cash at Federal Reserve 18.8
Q1 Uninsured Deposits
29.5

SBNA Deposits	Q4 2024	Q1 2025
SBNA Insured Deposits	64%	64%

Santander

1 | Includes the subordinated notes; includes BSI unsecured
2 | These notes are payable to SHUSA's parent company, Santander
3 | The warehouse lines and repurchase facilities are fully collateralized by a designated portion of SHUSA's retail installment contracts ("RICs"), leased
4 | Data as of March 31, 2025
5 | Includes high quality liquid assets that are encumbered as collateral for uninsured government deposits

11

Debt & TLAC

- SHUSA is SEC-registered and issues under the ticker symbol "SANUSA", with ratings for SHUSA of A-(Fitch)/Baa2(Moody's)/BBB+(S&P)
- SHUSA meets Federal Reserve's TLAC and long-term debt ("LTD") requirements[1], with 26.0% TLAC, 10.9% eligible LTD and a CET1 ratio of 12.5%
  - In March 2025, SHUSA issued $2B of senior unsecured notes across a 4nc3yr structure ($400M) at SOFR+161, 4nc3yr structure ($850M) at 5.47%, and a 6nc5yr structure ($750M) at 5.74%

SHUSA Debt Maturity Schedule[2] ($B)



2025: $2.10 — $1.00 3.45%; $1.10 4.50%
2026: $1.88 — $0.50 5.81%; $0.43 SOFR+ 135BPS; $0.95 3.24%
2027: $2.30 — $0.75 6.89%; $1.05 4.40%; $0.50 6.12%
2028: $1.00 — $1.00 2.49%
2029: $2.75 — $0.40 SOFR+ 161; $0.50 6.57%; $0.85 5.47%; $1.00 6.50%
2030: $2.00 — $1.00 6.17%; $1.00 5.35%
2031: $1.75 — $0.50 2.88%; $0.50 7.66%; $0.75 5.74%
2032: $0.50 — $0.50 7.18%
2035: $0.75 — $0.75 6.34%
Perpetual: $2.00 — $1.00 9.38%; $0.50 8.17%; $0.50 8.41%
Private placement
Public issuance
Internal TLAC

Santander

1 | SHUSA must hold the higher of 18% of its risk-weighted assets ("RWAs") or 9% of its total consolidated assets in the form of TLAC, of which 6% of its RWAs or 3.5% of total consolidated assets must consist of LTD. In addition, SHUSA must maintain a TLAC buffer composed solely of CET1 capital and will be subject to restrictions on capital distributions and discretionary bonus payments based on the size of the TLAC buffer it maintains.

2 | Senior debt issuance data as of March 31, 2025

12

13 As of October 1st, 2024, SHUSA’s current stress capital buffer (“SCB”) requirement is now 3.5%, resulting in an overall CET1 capital requirement of 8% Capital Ratios Tier 1 Risk-Based Capital Ratio1 CET11 Tier 1 Leverage Ratio1 Total Risk-Based Capital Ratio1 1 | Under capital rules, SHUSA is not required to include negative accumulated other comprehensive income (“AOCI”) in regulatory capital, but as a subsidiary of a global systemically important bank (“GSIB”) we manage AOCI closely as it impacts regulatory capital at the global consolidated level 2 | Estimate considering the full liquidation value of available-for-sale (“AFS”) of held-to-maturity (“HTM”) securities, net of statutory tax (26%) CET1 AFS & HTM Marked2 10.94% 11.02% 11.42% 11.12% 11.01% 9.7% 9.9% 9.8% 9.3% 9.2% 1Q24 2Q24 3Q24 4Q24 1Q25 14.4% 14.5% 14.6% 14.7% 14.3% 1Q24 2Q24 3Q24 4Q24 1Q25 16.5% 16.6% 16.7% 16.8% 16.4% 1Q24 2Q24 3Q24 4Q24 1Q25 12.5% 12.6% 12.7% 12.7% 12.5% 1Q24 2Q24 3Q24 4Q24 1Q25

Quarterly Profitability


NII ($M)
$1,378
$1,403
$1,383
$1,414
$1,458
1Q24
2Q24
3Q24
4Q24
1Q25


Pre-Provision Net Revenue("PPNR") ($M)
$756
$846
$592
$713
$809
1Q24
2Q24
3Q24
4Q24
1Q25


Pre-Tax Income ($M)
$351
$365
$161
$93
$383
1Q24
2Q24
3Q24
4Q24
1Q25


Net Income ($M)
$343
$414
$193
$126
$366
1Q24
2Q24
3Q24
4Q24
1Q25

14

15 $2,114 $2,136 $2,120 $217 $261 $245 $638 $577 $441 $285 $307 $331 $499 $514 $489 $764 $693 $562 $39 $40 $40 $574 $620 $588 Q1 2024 Q4 2024 Q1 2025 $3,137 $3,254 $3,281 $1,876 $1,867 $1,679 NII $1,378 $1,414 $1,458+3% +6% Securities F.F. sold & repos Interest-earning deposits Loans Borrowings Trading liabilities F.F. purchased & repos Deposits SHUSA NII ($M) NII & NIM Drivers Net Interest Income & Net Interest Margin NIM 3.8% 3.8% 3.9% Int. Income Int. Expense Int. Income Int. ExpenseInt. Income Int. Expense Strong QoQ and YoY performance of NII and NIM driven by:  Decreased interest expense QoQ (-10%) due to lower funding costs  Improved auto loan margins and increased interest income on deposits and investments YoY  Partially offset by lower interest income QoQ and YoY due to decrease in average rates and lower average loan balance

16 Non-Interest Income Non-Interest Income ($M) Non-Interest Income Drivers 1% -6% % Change YoY QoQ (38%) 0% (110%) +49% +17% +4% (21%) (6%) +29% (14%) $84 $125 $108 $593 $496 $466 $116 $92 $96 $80 $113 $168 $65 $40 $40 $938 $866 $878 Q1 2024 Q4 2024 Q1 2025 Securities gains, net Miscellaneous income, net Capital market revenue Consumer and commercial fees Lease income Non-interest income increased slightly (1%) QoQ driven by:  Increased Wealth and CIB fee income  Partially offset by lower lease income due to fewer active leased vehicle units Non-interest income decreased 6% YoY driven by:  Lower lease income, partially offset by an increase in Consumer, CIB and Wealth fees, and misc. income growth driven by gains on securitization transactions, higher management fee income, and favorable foreign exchange impacts

17 $534 $545 $564 $158 $179 $185 $184 $222 $204 $84 $79 $76 $462 $374 $355 $138 $168 $143 Q1 2024 Q4 2024 Q1 2025 General, Administrative, and Other Expenses Expenses ($M) Expense Drivers % Change YoY QoQ +4% (15%) (23%) (5%) (10%) (4%) +11% (8%) +17% +3% +6% +3% $1,560 $1,567 $1,527 Other expense Lease Loan Technology1 Occupancy and equipment Compensation and benefits Total expenses declined QoQ and YoY driven by:  Lower auto lease volumes, resulting in reduced depreciation and lease expenses QoQ and YoY  Decreased other/administrative expenses QoQ  Transformation initiatives resulting in cost savings YoY  Partially offset by strategic investments in banking system build-out and digital capabilities YoY -2% -3% 1 | Includes outside services and marketing

18 Credit Loss Expense Credit Loss Expense ($M) Total Allowance for Credit Loss (“ACL”) ($M) Total Net Charge-offs ($M) Total ACL Coverage ($M) 1 | Allowance for loan and lease losses Quarter-ended 31-Mar-24 31-Dec-24 31-Mar-25 ALLL1, beginning of period (“BOP”) $ 6,932 $ 6,561 $ 6,562 Credit loss expense 409 618 419 Net charge-offs (598) (617) (547) ALLL1, end of period (“EOP”) 6,742 6,562 6,434 Reserve for unfunded lending commitments, BOP 61 46 48 Credit loss (benefit) unfunded lending commitments, EOP (4) 2 7 Reserve for unfunded lending commitments, EOP 57 48 55 Total ACL, EOP $ 6,799 $ 6,610 $ 6,489 $6,799 $6,771 $6,607 $6,610 $6,489 7.4% 7.3% 7.3% 7.6% 7.5% $- $1,0 00 $2,0 00 $3,0 00 $4,0 00 $5,0 00 $6,0 00 $7,0 00 $8,0 00 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 1Q24 2Q24 3Q24 4Q24 1Q25 ACL coverage ($M) ACL coverage % $598 $511 $595 $617 $547 1Q24 2Q24 3Q24 4Q24 1Q25 $405 $481 $431 $620 $426 1Q24 2Q24 3Q24 4Q24 1Q25

19 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

Business Activities Overview

Consumer

- In addition to branch-based deposits, CBB attracts customers nationwide through its new digital banking platform, Openbank
- Market-leading full-spectrum auto lender

Openbank By Santander

Auto Relationships:

Preferred Lending	Pass-Through	Strategic
STELLANTIS	NISSAN	TESLA
MITSUBISHI MOTORS	CARMAX	mobilityworks
INEOS		enterprise
LOTUS		Santander

Commercial

C&I: Provides services to a range of commercial customers

CRE: Primarily multifamily loans, and robust servicing fee income from FDIC joint venture

Q1 CRE portfolio consists mostly of multifamily[1,2,3]



Other 5%
Industrial 7%
Retail 6%
Office 9%
Multifamily Construction 21%
Multifamily 52%

Corporate & Investment Banking

Financing and banking services to corporations with institutional broker dealer, SanCap

- Investment banking
- US fixed-income market making
- Sales & trading
- Structuring and advisory services
- Equity research reports

Wealth Management

BSI leads in international private banking

- Servicing LatAm UHNW and HNW individuals
- Four investment platforms
- Edge Act corporation
- Present in Miami, New York, Houston & San Diego



Banking and Investment Services
Portfolio Advisory
Discretionary Portfolio Management
Active Investment Services
Banker
Client
Advisor
Alternative Investments
Value Added Services
Structured Products
Credit Advisory
Real Estate Advisory
Wealth Planning

1 | Multifamily Construction is within "CRE" in SHUSA 10Q. Total Multifamily for 10Q = $9.81B and Total other CRE = $8.86B.
2 | Excludes commercial vehicle financing.
3 | Does not include the acquired 20% interest in a structured limited liability company (the "Structured LLC") for approximately $1.1 billion. The Structured LLC was established by the FDIC to hold and service a $9 billion portfolio primarily consisting of New York-based rent-controlled and rent-stabilized multifamily loans retained by the FDIC following a recent bank failure. SBNA classifies its 20 percent interest in the Structured LLC as an AFS debt security.

Santander 20

Consumer Activities | Auto and CBB

Income Statement Data

($M)	Q1 2025 Auto	Q1 2025 CBB	Q1 2024[1] Auto	Q1 2024[1] CBB	Total Consumer Activities YoY[2]
Interest income	$ 1,633	$ 717	$ 1,548	$ 741	2.7%
Interest expense	682	359	663	363	1.5%
Fees and other income	20	62	(22)	61	108.5%
Lease income	466	-	593	-	(21.5%)
Credit loss expense/(benefit)	396	38	380	52	0.6%
Lease expense	355	-	461	-	(23.0%)
General, administrative and other expenses	299	383	348	352	(2.5%)
Income/(loss) before income taxes	385	(1)	268	35	26.9%

($B)	2025		2024		YoY[2]
Total assets as of 3/31	$ 60	$ 10	$ 61	$ 12	(5.3%)

Auto Distribution by FICO® Segment[3,4]



>=640
600-639
<600
No FICO
2016: 14%, 17%, 53%, 16%
2017: 15%, 17%, 51%, 17%
2018: 21%, 18%, 51%, 11%
2019: 34%, 16%, 41%, 9%
2020: 38%, 16%, 38%, 9%
2021: 39%, 16%, 38%, 7%
2022: 41%, 17%, 35%, 7%
2023: 42%, 18%, 34%, 6%
2024: 42%, 19%, 33%, 6%
Q1 2025: 40%, 19%, 35%, 6%

Loans and Deposits ($B)

	Q1 2025	Q1 2024[1]	YoY[2]
Residential mortgages	$ 4	$ 5	(6.4%)
Home equity loans and lines of credit	2	2	(13.0%)
Auto loans	45	43	3.0%
Personal unsecured loans	2	4	(54.1%)
Other consumer	-	-	-
Total consumer loans[5]	53	54	(2.6%)
Total consumer deposits	$ 52	$ 49	6.9%

Total Auto Originations ($M)



$7,280
Lease $1,798
Non-Prime Loans $3,438
Prime Loans $2,043
Q1 2024
$5,452
Lease $409
Non-Prime Loans $3,363
Prime Loans $1,679
Q4 2024
$5,828
Lease $765
Non-Prime Loans $3,533
Prime Loans $1,530
Q1 2025

Santander

1 | Prior period data has been recast
2 | YoY % change is reflective of the values as they are presented in the 10Q for the quarterly period ended March 31, 2025, and the 10Q for the quarterly period ended March 31, 2024
3 | Data as of March 31, 2025
4 | Auto loans excludes commercial fleet and LHFS
5 | Ending balance loans and leases held-for-investment ("HFI")

21

Commercial Activities | CRE, Multifamily, and C&I

Income Statement Data

($M)	Q1 2025 C&I	Q1 2025 CRE	Q1 2024[1] C&I	Q1 2024[1] CRE	Total Commercial Activities YoY[2]
Interest income	$ 227	$ 353	$ 245	$ 384	(7.8%)
Interest expense	138	237	160	258	(10.2%)
Fees and other income	18	20	14	9	62.0%
Credit loss expense/(benefit)	(6)	4	(21)	9	(80.9%)
General, administrative and other expenses	48	36	47	33	3.9%
Income/(loss) before income taxes	65	96	73	93	(3.4%)
($B)	2025		2024		YoY[2]
Total assets as of 3/31	$ 4	$ 23	$ 4	$ 24	(3.3%)

Loans and Deposits ($B)

	Q1 2025	Q1 2024[1]	YoY[2]
C&I loans	$ 8	$ 11	(25.0%)
CRE loans	9	9	(2.2%)
Other commercial	7	8	1.3%
Multifamily loans	10	10	(3.9%)
Total commercial loans[4]	34	38	(8.5%)
Total commercial deposits	$ 14	$ 13	5.5%

Q1 CRE Portfolio and Geographic Diversification[3]


Other 5%
Industrial 7%
Retail 6%
Office 9%
Multifamily Construction 21%
Multifamily 52%
Other 42%
NY 29%
ALL ~ $18.7B
NJ 12%
FL 8%
MA 9%

Q1 Portfolio by maturity and interest rate[3] ($M)


$5
$4
$3
$2
$1
$-
In One Year or Less
One to Five Years
Five+ Years
Fixed Rate CRE
Fixed Rate Multifamily
Variable Rate CRE
Variable Rate Multifamily

Santander

1 | Prior period data has been recast
2 | YoY % change is reflective of the values as they are presented in the 10Q for the quarterly period ended March 31, 2025, and the 10Q for the quarterly period ended March 31, 2024
3 | Data as of March 31, 2025
4 | Ending balance loans and leases HFI

22

23 CIB Income Statement Data Wealth Income Statement Data 1 | Prior period data has been recast 2 | YoY % change is reflective of the values as they are presented in the 10Q for the quarterly period ended March 31, 2025, and the 10Q for the quarterly period ended March 31, 2024 CIB & Wealth Management ($M) Q1 2025 Q1 20241 YoY2 Interest income $ 713 $ 910 (21.7%) Interest expense 661 883 (25.2%) Fees and other income 192 164 16.5% Credit loss expense/(benefit) (5) (13) (58.3%) General, administrative and other expenses 204 193 5.6% Income/(loss) before income taxes 45 11 309.4% ($B) 2025 20241 YoY2 Total assets as of 3/31 $ 30 $ 27 13.3% Total deposits 2 4 (38.8%) ($M) Q1 2025 Q1 20241 YoY2 Interest income $ 87 $ 96 (9.6%) Interest expense 37 35 5.2% Fees and other income 94 84 12.9% General, administrative and other expenses 70 67 5.1% Income/(loss) before income taxes 74 78 (4.8%) Asset and Wealth Management Fees 85 81 4.9% ($B) 2025 20241 YoY2 Total assets as of 3/31 $ 8 $ 7 2.5% Total deposits 5 5 (1.7%)

24 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

25 Loan Delinquency by Business Portfolio 1 | Based on a percentage of financing receivables for their respective loan businesses 2 | Other consumer ($30.3M in Q1 2025) primarily includes recreational vehicle ("RV") and marine loans 3 | Other commercial ($7.6B in Q1 2025) includes commercial equipment vehicle financing leveraged leases and loans Consumer: 30-89 Days Past Due1 Consumer: 90+ Days Past Due1 Commercial: 30-89 Days Past Due1 Commercial: 90+ Days Past Due1 0% 5% 10% 15% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% CRE C&I Multifamily Other Commercial ³ 0% 1% 2% 3% 4% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² 0.0% 0.5% 1.0% 1.5% 2.0% CRE C&I Multifamily Other Commercial ³

26 Charge-offs and Recoveries by Business Portfolio Charge-offs1,2 Recoveries3 1 | Charge-offs and NCOs are based on a percentage of their respective average loan balances 2 | Includes current period gross write-offs for Q1 2025 by class of financing receivable 3 | Recoveries are based on a percentage of gross charge-offs  Consumer NCOs decreased QoQ and YoY, primarily due to seasonality, enhanced servicing practices in Auto, and resilient consumer behavior Net charge-offs1 0% 20% 40% 60% 80% 100% 120% Commercial Consumer 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% 1.8% Commercial Consumer 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Commercial Consumer

27  Q1 ACL was $6.5 billion, a decrease of $121 million from December 31, 2024. The decrease in the ACL was primarily driven by seasonal improvement in auto loan delinquencies and rating improvement in certain Commercial loans.  The ACL for the consumer segment decreased by $81 million and the ACL for the commercial segment decreased by $40 million compared to December 31, 2024. Total Allowance For Credit Losses 1 | Includes ACL for unfunded commitments Allowance Ratios ($M) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 (Unaudited) (Audited) (Unaudited) (Unaudited) (Unaudited) Total LHFI $ 87,064 $ 87,304 $ 89,686 $ 92,334 $ 91,680 Total ACL1 6,489 6,610 6,607 6,771 6,799 Total Allowance Ratio 7.5% 7.6% 7.3% 7.3% 7.4%

28 Santander1 A2/Baa1 SHUSA Baa2 SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook (February 14, 2025)  In February 2025, Fitch upgraded SHUSA’s senior unsecured debt ratings to ‘A-’ rating (from ‘BBB+’)  S&P and Moody’s affirmed SHUSA’s senior unsecured debt ratings in July and December 2024, respectively  Outlook remains “stable” for all ratings and entities SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A+/A SHUSA A- SBNA A- Stable outlook (December 13, 2024) Stable outlook (July 26, 2024) Rating Agencies 1 | Senior preferred debt / senior non-preferred debt 2 | SBNA long-term issuer rating

29 SHUSA | Quarterly Trended Statement Of Operations ($M) 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Interest income $ 3,254 $ 3,505 $ 3,426 $ 3,281 $ 3,137 Interest expense (1,876) (2,102) (2,043) (1,867) (1,679) Net interest income 1,378 1,403 1,383 1,414 1,458 Fees & other income 873 932 750 826 838 Other non-interest income 65 64 55 40 40 Net revenue 2,316 2,399 2,188 2,280 2,336 General, administrative, and other expenses (1,560) (1,554) (1,596) (1,567) (1,527) Credit loss expense/(benefit) (405) (481) (431) (620) (426) Income before taxes 351 364 161 93 383 Income tax (expense) / benefit (8) 50 32 33 (17) Net income / (loss) 343 414 193 126 366 NIM 3.8% 3.9% 3.8% 3.8% 3.9%

30 SHUSA | Non-GAAP Reconciliations ($M) 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 SHUSA pre-tax pre-provision income Pre-tax income / (loss) $ 325 $ 639 $ (28) $ (149) $ 351 $ 364 $ 161 $ 93 $ 383 Credit loss expense/(benefit) 542 209 856 619 405 481 431 620 426 Pre-tax pre-provision Income 867 848 828 470 756 846 592 713 809 CET1 to risk-weighted assets CET1 capital 15,916 15,942 15,788 14,205 14,173 14,346 14,512 13,724 13,751 Risk-weighted assets 125,707 124,502 123,142 114,789 113,115 113,864 114,104 108,006 110,211 Ratio 12.7% 12.8% 12.8% 12.4% 12.5% 12.6% 12.7% 12.7% 12.5% Tier 1 leverage Tier 1 capital 16,646 17,672 17,518 16,435 16,288 16,461 16,627 15,839 15,751 Avg total assets, leverage capital purposes 172,191 177,521 169,570 167,284 167,080 166,480 169,947 170,835 171,534 Ratio 9.7% 10.0% 10.3% 9.8% 9.7% 9.9% 9.8% 9.3% 9.2% Tier 1 risk-based Tier 1 capital 16,646 17,672 17,518 16,435 16,288 16,461 16,627 15,839 15,751 Risk-weighted assets 125,707 124,502 123,142 114,789 113,115 113,864 114,104 108,006 110,211 Ratio 13.2% 14.2% 14.2% 14.3% 14.4% 14.5% 14.6% 14.7% 14.3% Total risk-based Risk-based capital 19,171 20,179 20,027 18,838 18,690 18,871 19,021 18,177 18,093 Risk-weighted assets 125,707 124,502 123,142 114,789 113,115 113,864 114,104 108,006 110,211 Ratio 15.3% 16.2% 16.3% 16.4% 16.5% 16.6% 16.7% 16.8% 16.4%

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